AGREEMENT AND PLAN OF MERGER

                  THIS AGREEMENT made and entered into as of the 29th day of October 1996, by and among The Lehigh Group Inc., a Delaware corporation ("Lehigh"), Lehigh Management Corp., a Delaware corporation and a wholly-owned subsidiary of Lehigh ("Newco") and First Medical Corporation, a Delaware corporation ("FMC"). Unless the context indicates otherwise, all references herein to Lehigh or FMC refer to Lehigh and FMC and their respective wholly owned subsidiaries.

                         W I T N E S S E T H  T H A T:

                                R E C I T A L S:

                  A. Lehigh has recently organized Newco for the purpose of merging with and into FMC on the terms and conditions set forth herein and with the effect that, as a result thereof, the present stockholders of Lehigh will after consummation of the Merger hold four percent (4%) of the issued and outstanding common stock, $.001 par value of Lehigh (the "Lehigh Common Stock") on a fully-diluted basis.

                  B. Simultaneously with the execution and delivery of this Agreement, FMC is lending to Lehigh the sum of $300,000 and, in evidence thereof, Lehigh is delivering to FMC a debenture in the form annexed hereto as Exhibit A.

                  C. It is intended that the transactions contemplated by this Agreement shall constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements and the benefits to be realized by each of the parties, the parties hereto agree as follows:

                  1.       THE MERGER

                           (a) On the Closing  Date,  Newco shall be merged with
and into FMC (the "Merger") in accordance with the provisions of the General Corporation Law of the State of Delaware (the "DGCL"). FMC shall be the surviving corporation of the Merger, shall be a wholly-owned subsidiary of Lehigh and shall continue to be governed by the laws of Delaware. Immediately prior to the Effective Time (as hereinafter defined), a 1 for 23 reverse stock split of the 10,339,250 shares of the Lehigh Common Stock currently outstanding shall be effected, resulting in there being an aggregate of approximately 450,000 shares of the Lehigh Common Stock outstanding immediately prior to the Effective Time. Upon the effectiveness of the Merger, and by virtue thereof without any further action by Lehigh, FMC or any of their stockholders: (i) any and all shares of the Lehigh Common Stock held by FMC immediately prior to the Effective Time shall be cancelled; (ii) each other share of the Lehigh Common Stock issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding; (iii) each share of common stock, $.01 par value, of FMC (the "FMC Common Stock") shall cease to be outstanding and shall be converted into 1,000 shares of Lehigh Common Stock.

                  (b) Certificates representing shares of FMC Common Stock shall be exchanged for certificates of Lehigh Common Stock as follows:

                           (i) After the Effective Time, certificates evidencing
outstanding shares of FMC Common Stock shall evidence the right of the holder thereof to receive certificates representing 1,000 whole share(s) of Lehigh Common Stock for each share of FMC Common Stock. Each holder of FMC Common Stock, upon surrender of the certificates which prior thereto represented shares of FMC Common stock, to a trust company to be designated by Lehigh which shall act as the exchange agent (the "Exchange Agent") for such stockholders to effect the exchange of certificates on their behalf, shall be entitled upon such surrender to receive in exchange therefor a certificate or certificates representing the number of whole shares of Lehigh Common Stock into which the shares of FMC Common Stock theretofore represented by the certificate or certificates so surrendered shall have been converted. Until so surrendered, each such outstanding certificate for shares of FMC Common Stock shall be deemed, for all corporate purposes including voting rights, subject to the further provisions of this Section 1(b), to evidence the ownership of the whole shares of Lehigh Common Stock into which such shares have been converted.

                           (ii) No certificate representing a fraction of Lehigh
Common Stock will be issued and no right to vote or receive any distribution or any other right of a stockholder shall attach to any fractional interest of Lehigh Common Stock to which any holder of shares of FMC Common Stock would otherwise be entitled hereunder.

                           (iii) If any  certificate  for whole shares of Lehigh
Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise be in proper form for transfer and that the person requesting such exchange pay to the Exchange Agent any transfer or other taxes required by reason of the issuance of certificates for shares of Lehigh Common stock in any name other than that of the registered holder of the certificate surrendered.

                           (iv) At the Effective  Time, all shares of FMC Common
Stock which shall then be held in its treasury, if any, shall cease to exist, and all certificates representing such shares shall be cancelled.

                  (c) Lehigh and FMC shall each submit this Agreement to its stockholders for approval in accordance with the DGCL, at an annual or special meeting of the stockholders (the "Meeting") called and held on a date to be fixed by their respective Boards of Directors and shall use their best efforts to hold such meeting on or before January 15, 1997 or as soon thereafter as practical.

                  (d) Lehigh and FMC shall each use their best efforts to obtain the affirmative vote of stockholders required to approve this Agreement and the transactions contemplated hereby, and will recommend to their respective stockholders the approval of the Merger, subject however, in the case of each company's Board of Directors, to its fiduciary obligation to stockholders. Lehigh and FMC shall each mail to all their stockholders entitled to vote at and receive notice of such meeting the material required in accordance with the Registration Statement and Prospectus provisions specified in paragraph 9 hereof.

                  (e) On or before the date of the Meeting, the Board of Directors of Newco shall duly approve this Agreement and Lehigh, as sole stockholder of Newco, shall duly approve this Agreement and the transactions contemplated hereby.

                  (f) Following the approval of the Merger by the stockholders of Lehigh, Newco and FMC, a Certificate of Merger containing the information required by applicable law shall be executed by the appropriate officers of FMC and Newco.

                  (g) Notwithstanding any other provision of this Agreement to the contrary, if Lehigh receives a proposal for a business combination with any other party which is more favorable to Lehigh or its stockholders than the terms set forth in this Agreement (an "Alternate Proposal") at any time prior to consummation of the Merger, Lehigh shall be entitled to pursue and/or consummate such transaction free of any obligation to FMC under or pursuant to this Agreement except for those obligations set forth in Section 17 hereof.

                  2.       CLOSING; EFFECTIVE TIME

                  (a) The closing of all the transactions contemplated hereby (herein called the "Closing" or the "Closing Date") shall occur at a date and place mutually agreed between the parties and on a date within fifteen (15) business days after all of the of the conditions described in paragraphs 14 and 15 hereof have been satisfied or, to the extent permitted by paragraph 16(c) hereof, their satisfaction has been waived. Lehigh, Newco and FMC will use their best efforts to obtain the approvals specified in paragraph 8 hereof and any other of the consents, waivers, or approvals necessary or desirable to accomplish the transactions contemplated by this Agreement. All documents required to be delivered by each of the parties hereto shall be duly delivered to the respective recipient thereof at or prior to the Closing. Without the consent of FMC and Lehigh to extend such date, the Closing Date shall be no later than February 1, 1997, and if it is delayed beyond said date, or extended date, then either party shall have the right to terminate this Agreement upon notice to that effect.

                  (b) At the Closing, Lehigh, Newco and FMC shall jointly direct that the Certificate of Merger be duly filed, and in accordance with such direction it shall be filed, in the Offices of the Secretary of State of Delaware so that the Merger shall be effective on the Closing Date. The time at which the Merger becomes effective is referred to herein as the "Effective Time."

                  3.       LISTING

                  At a time mutually agreed to by Lehigh and FMC, but in no event later than the date following the approval of stockholders of both Lehigh and FMC, Lehigh agrees, at its expense, to apply for and use its best efforts to obtain additional listings on the New York Stock Exchange, subject to notice of issuance, of the shares of Lehigh Common Stock to be delivered to FMC stockholders pursuant to the terms of this Agreement. FMC agrees to render assistance to Lehigh in obtaining such listing, including the furnishing of such financial statements as Lehigh may reasonably request.

                  4.       INVESTIGATION BY THE PARTIES

                  Lehigh and FMC acknowledge that they have made or caused to be made such investigation of the properties of the other and its subsidiaries and of its financial and legal condition as the party making such investigation deems necessary or advisable to familiarize itself with such properties and other matters. Lehigh and FMC each agree that if matters come to the attention of either party requiring additional due diligence, each agrees to permit the other and its authorized agents or representatives to have, after the date of execution hereof, full access to its premises and to all of its books and records at reasonable hours, and its subsidiaries and officers will furnish the party making such investigation with such financial and operating data and other information with respect to the business and properties of it and its subsidiaries as the party making such investigation shall from time to time reasonably request. No investigation by Lehigh or FMC shall affect the representations and warranties of the other and each such representation and warranty shall survive any such investigation. Each party further agrees that in the event the transactions contemplated by this Agreement shall not be consummated, it and its officers, employees, accountants, attorneys, engineers, authorized agents and other representatives will not disclose or make available to any other person or use for any purpose unrelated to the consummation of this Agreement any information, whether written or oral, with respect to the other party and its subsidiaries or their business which it obtained pursuant to this Agreement. Such information shall remain the property of the party providing it and shall not be reproduced or copied without the consent of such party. In the event that the transactions contemplated by this Agreement shall not be consummated, all such written information shall be returned to the party providing it.

                  5.       "AFFILIATES" OF FMC

                  Each stockholder of FMC who is, in the opinion of counsel to Lehigh, deemed to be an "affiliate" of FMC as such term is defined in the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended (hereinafter called the "1933 Act"), is listed on a Schedule to be delivered to Lehigh within 20 days hereof, and will be informed by FMC that: (i) absent an applicable exemption under the 1933 Act, the shares of Lehigh Common Stock to be received by such "affiliate" and owned beneficially on consummation of the transactions contemplated hereunder may be offered and sold by him only pursuant to an effective registration statement under the 1933 Act or pursuant to the provisions of paragraph (d) of Rule 145 promulgated under the 1933 Act; (ii) Rule 145 restricts the amount and method of subsequent dispositions by such "affiliate" of such shares and (iii) a continuity of interests by the "affiliate" must be maintained. Prior to the Closing Date, FMC agrees to obtain from each "affiliate" an agreement to the effect that such affiliate will not publicly sell any of such shares unless a registration statement under the 1933 Act with respect thereto is then in effect, or such disposition complies with paragraph (d) of Rule 145 promulgated under the 1933 Act, or counsel satisfactory to Lehigh has delivered a written opinion to Lehigh and to such "affiliate" that registration under the 1933 Act is not required in connection with such disposition.

                  6.       STATE SECURITIES LAWS

                  Lehigh will take such steps as may be necessary to comply with any state securities or so-called Blue Sky laws applicable to the actions to be taken in connection with the Merger and the delivery by Lehigh to FMC stockholders of the shares of Lehigh Common Stock to be delivered pursuant to this Agreement. Costs and expenses of any such Blue-Sky qualifications shall be borne by Lehigh.

                  7.       CONDUCT OF BUSINESS PENDING THE CLOSING

                  From the date hereof, to and including the Closing Date, except as may be first approved by the other Party or as is otherwise permitted or contemplated by this Agreement:

                  (i) Lehigh and FMC shall each conduct their business only in the usual and ordinary course;

                  (ii) neither Lehigh or FMC shall make any change in its authorized or outstanding capitalization;

                  (iii) Except as set forth on their respective Disclosure Schedules annexed to this Agreement neither Lehigh or FMC shall authorize for issuance or issue or enter any agreement or commitment for the issuance of shares of capital stock;

                  (iv) neither Lehigh or FMC shall create or grant any rights or elections to purchase stock under any employee stock bonus, thrift or purchase plan or otherwise;

                  (v) neither Lehigh or FMC shall amend their Certificates of Incorporation or Bylaws unless deemed to be reasonably necessary to consummate the transaction contemplated herein and upon prior notice thereof to each other;

                  (vi) Neither Lehigh or FMC shall make any modification in their employee benefit programs or in their present policies in regard to the payment of salaries or compensation to their personnel and no increase shall be made in the compensation of their personnel, except in the ordinary course of business;

                  (vii)   Neither   Lehigh  or  FMC  shall  make  any  contract,
commitment, sale or purchase of assets or incur debt, except in the ordinary course of business;

                  (viii) Lehigh and FMC will use all reasonable and proper efforts to preserve their respective business organizations intact, to keep available the services of their present employees and to maintain satisfactory relationships with suppliers, customers, regulatory agencies, and others having business relations with it;

                  (ix) Neither Lehigh or FMC shall create or implement a profit sharing plan; and,

                  (x) The Board of Directors of Lehigh and FMC will not declare any dividends on, or otherwise make any distribution in respect of, their outstanding shares of capital stock.

                  8.       EFFORTS TO OBTAIN APPROVALS AND CONSENTS

                  FMC and Lehigh will use all reasonable and proper efforts to obtain, where required, the approval and consent (i) of any governmental authorities having jurisdiction over the transactions contemplated in this Agreement, and (ii) of such other persons whose consent to the transactions contemplated by this Agreement is required.

                  9.       PROXY STATEMENT AND REGISTRATION STATEMENT

                  (a) FMC and Lehigh agree that they shall cooperate in the preparation of and the filing with the Securities and Exchange Commission by
Lehigh of a proxy statement/prospectus (the "Proxy Statement") in accordance with the Securities Exchange Act of 1934 (the "1934 Act") and the applicable rules and regulations thereunder, to be included in the registration statement of Lehigh referred to below and (ii) the filing with the Securities and Exchange Commission, by Lehigh, of a registration statement on Form S-4 or such other Form as may be appropriate (the "Registration Statement"), including the Lehigh Proxy Statement, in accordance with the Securities Act of 1933 (the "1933 Act") and the applicable rules and regulations thereunder covering the shares of Lehigh Common Stock to be issued pursuant to this Agreement. Lehigh and FMC thereafter shall use all reasonable efforts to cause the Registration Statement to become effective under the 1933 Act at the earliest practicable date, and shall take such actions as may reasonably be required under applicable state securities laws to permit the transactions contemplated by this Agreement. Lehigh shall advise FMC promptly when the Registration Statement has become effective, and FMC and Lehigh shall thereupon each send a Proxy Statement to their respective stockholders for purposes of the Meeting contemplated by this Agreement. The Proxy Statements shall be mailed not less than 20 days prior to such meetings to all stockholders of record at their address of record on the transfer records of FMC and Lehigh. Each party shall bear their respective out of pocket expenses, and expenses related to preparing their respective Proxy Statement, soliciting proxies, and preparing documents, financial statements, schedules, exhibits, and like materials for inclusion in the Registration Statement. Lehigh shall be responsible for the expenses of filing the Registration Statement.

                  (b) Subject to the conditions set forth below, the parties agree to indemnify and hold harmless each other, their respective officers, directors, partners, employees, agents and counsel against any and all loss, liability, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 9, but not be limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact made by the party against whom indemnification is sought and contained (1) in any Prospectus/Proxy Statement, the Registration Statement, or Proxy Statement (as from time to time amended and supplemented) or any amendment or supplement thereto; or (2) in any application or other document or communication (in this Section 9 collectively called an "application") executed by or on behalf of either party or based upon written information filed in any jurisdiction in order to qualify the shares of Lehigh Common Stock to be issued in connection with the Merger under the "Blue Sky" or securities laws thereof or filed with the Securities and Exchange Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; unless such statement or omission was made in reliance upon and in conformity with written information furnished to the indemnifying party from the party seeking indemnification expressly for inclusion in any

Prospectus/Proxy Statement, the Registration Statement, or Proxy Statement, or any amendment or supplement thereto, or in any application, as the case may be, or (ii) any breach of representation, warranty, covenant, or agreement contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability each party may otherwise have, including liabilities arising under this Agreement. If any action is brought against either party or any of its officers, directors, partners, employees, agents, or counsel ( an "indemnified party") in respect of which indemnity may be sought pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the other party (the "indemnifying party") in writing of the institution of such action (but the failure to so notify shall not relieve the indemnifying party from any liability it may have other than pursuant to this Paragraph 9(b)) and the indemnifying party shall promptly assume the defense of such action, including the employment of counsel and payment of expenses (satisfactory to such indemnified party or parties). Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have promptly employed counsel satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the other party in any of which events such fees and expenses shall be borne by the indemnifying party and the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent.

                  10.      COOPERATION BETWEEN PARTIES

                  FMC and Lehigh shall fully cooperate with each other and with their respective counsel and accountants in connection with any steps required to be taken as part of their obligations under this Agreement, including the preparation of financial statements and the supplying of information in connection with the preparation of the Registration Statement and the Proxy Statement.

                  11.      REPRESENTATIONS OF LEHIGH

                  Lehigh represents, warrants and agrees that:

                  (a) Lehigh is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and it subsidiaries are duly organized, validly existing and in good standing under the laws of the jurisdiction pursuant to which they were incorporated. Lehigh and its subsidiaries have the corporate power and any necessary governmental authority to own or lease their properties now owned or leased and to carry on their business as now being conducted. Lehigh and its subsidiaries are duly qualified to do business and in good standing in every jurisdiction in which the nature of their business or the character of their properties makes such qualification necessary.

                  (b) As of the date hereof, the authorized capital stock of Lehigh consists of 100,000,000 shares of Lehigh Common Stock, of which 10,339,250 shares are issued and outstanding, and 5,000,000 shares of preferred stock, $.001 par value, none of which is issued and outstanding. As of the date hereof, there are options and warrants outstanding to purchase

18,697,187 shares of Lehigh Common Stock. The outstanding capital stock of Lehigh and its subsidiaries has been duly authorized and issued and is fully paid and nonassessable. Except for the foregoing, Lehigh and its subsidiaries have no commitment to issue, nor will they issue, any shares of their capital stock or any securities or obligations convertible into or exchangeable for, or give any person any right to acquire from Lehigh or its subsidiaries, any shares of Lehigh's or it subsidiaries' capital stock. Lehigh owns all of the issued and outstanding capital stock of Newco.

                  (c) The shares of Lehigh Common Stock which are to be issued and delivered to the FMC stockholders pursuant to the terms of this Agreement, when so issued and delivered, will be validly authorized and issued and will be fully paid and nonassessable. Lehigh shall have applied for and shall use its best efforts to obtain approval for listing all such shares subject to notice of issuance on the New York Stock Exchange prior to the Effective Time, and no stockholder of Lehigh or other person will have any preemptive rights in respect thereto.

                  (d) Lehigh has furnished FMC with copies of its Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 1995 which contains consolidated balance sheets of Lehigh and subsidiaries as of December 31, 1995 and 1994 and the related consolidated statements of operations, stockholders equity (deficit) and cash flows for each of the three years in the period ended December 31, 1995 audited by BDO Seidman, LLP. Lehigh has also furnished FMC with unaudited financial statements as of June 30, 1996 as set forth in its Form 10-Q as filed with the Securities and Exchange Commission. All of the above financial statements present fairly the consolidated financial position of Lehigh and its subsidiaries at the periods indicated, and the consolidated results of operations and cash flows for the periods then ended. The interim financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and in the opinion of Lehigh include all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of such interim period. Since June 30, 1996 there has been no material adverse change in the assets or liabilities or in the business or condition, financial or otherwise, of Lehigh or its consolidated subsidiaries, and no change except in the ordinary course of business or as contemplated by this Agreement.

                  (e) Except as disclosed in the public filings of Lehigh and except for the lawsuit filed by Southwicke Corporation a copy of the complaint in which is annexed hereto, neither Lehigh nor any of its subsidiaries is (i) engaged in or a party to, or to the knowledge of Lehigh, threatened with any material legal action or other proceeding before any court or administrative agency or (ii) to the knowledge of Lehigh, has been charged with, or is under investigation with respect to, any charge concerning any presently pending material violation of any provision of Federal, state, or other applicable law or administrative regulations in respect to its business.

                  (f) Lehigh and Newco have the corporate power to enter into this Agreement and, subject to requisite stockholder approval, the execution and delivery and performance of this Agreement have been duly authorized by all requisite corporate action and this Agreement constitutes the valid and binding obligations of Lehigh and Newco.

                  (g) The execution and carrying out of this Agreement and compliance with the terms and provisions hereof by Lehigh and Newco will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, or result in the creation of, any lien, charge, or encumbrance upon any of the properties or assets of Lehigh, Newco or any of its other subsidiaries pursuant to any corporate charter, indenture, mortgage, agreement (other than that which is created by virtue of this Agreement) or other instrument to which Lehigh or any of its subsidiaries is a party or by which it or any of its subsidiaries if bound or affected.

                  (h) This Agreement and the documents and financial statements furnished hereunder on behalf of Lehigh do not contain and will not contain any untrue statement of a material fact nor omit to state a material fact necessary to be stated in order to make the statements contained herein and therein not misleading; and there is no fact known to Lehigh which materially adversely affects or in the future will materially adversely affect the business operations, affairs or condition of Lehigh or any of its subsidiaries or any of its or their properties or assets which has not been set forth in this Agreement or any documents or materials furnished hereunder.

                  (i) There are no agreements or contracts between Lehigh and its subsidiaries with any other third party that require approvals or consents that could delay or prevent the Merger of Lehigh and Newco and the other transactions contemplated thereby.

                  (j) Neither Lehigh nor any of its subsidiaries uses or handles potentially hazardous materials and have not received notification of, and are not aware of, any past or present event, condition or activity of or relating to the business, properties or assets of Lehigh which violates any Environmental or Occupational Safety Law.

                  12.      REPRESENTATIONS OF FMC

                  FMC represents, warrants and agrees that:

                  (a) FMC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and its subsidiaries are duly organized, validly existing and in good standing under the laws of the jurisdiction pursuant to which they were incorporated. FMC and its subsidiaries have the corporate power and any necessary governmental authority to own or lease their properties now owned or leased and to carry on their business as now being conducted. FMC and its subsidiaries are duly qualified to do business and in good standing in every jurisdiction in which the nature of their business or the character of their properties makes such qualification necessary.

                  (b) The authorized capital stock of FMC consists of 15,000 shares of FMC Common Stock, of which 10,000 shares are issued and outstanding. The outstanding capital stock, of FMC and its subsidiaries has been duly authorized and issued and is fully paid and nonassessable. FMC and its subsidiaries have no commitment to issue, nor will they issue, any shares of their capital stock or any securities or obligations convertible into or exchangeable for, or give any person any right to acquire from FMC or its subsidiaries any shares of FMC or it subsidiaries capital stock, except for those rights identified in the Disclosure Schedule of FMC annexed hereto (the "FMC Disclosure Schedule").

                  (c) FMC has furnished Lehigh with copies of the unaudited consolidated balance sheet of FMC and subsidiaries as of June 30, 1996 and the related consolidated statements of operations, shareholder equity (deficit) and cash flows for the six months ended June 30, 1996, and the consolidated balance sheets of MedExec, Inc., a principal operating subsidiary of FMC, and its subsidiaries as of December 31, 1995 and 1994 and the related consolidated statements of operations, stockholder equity (deficit) and cash flows for each of the two years in the period ended December

31, 1995 audited by KPMG Peat Marwick. All of the above financial statements present fairly the consolidated financial position of FMC and its subsidiaries at the periods indicated, and the consolidated results of operations and cash flows for the periods then ended. The interim financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and in the opinion of FMC include all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of such interim period. Since September 30, 1996 there has been no material adverse change in the assets or liabilities or in the business or condition, financial or otherwise, of FMC or its consolidated subsidiaries, and no change except in the ordinary course of business or as contemplated by this Agreement.

                  (d) Neither FMC nor any of its subsidiaries is engaged in or a party to, or to the knowledge of FMC, threatened with any material legal action or other proceeding before any court or administrative agency except as set forth in the FMC Disclosure Schedule to be furnished to Lehigh. Neither FMC nor any of its subsidiaries, to the knowledge of FMC, has been charged with, or is under investigation with respect to, any charge concerning any presently pending material violation of any provision of Federal, state, or other applicable law or administrative regulations in respect to its business except as set forth on said FMC Disclosure Schedule.

                  (e) The information to be furnished by FMC for use in the material mailed to stockholders of FMC in connection with the Meetings will in all material respects comply with the applicable requirement of the 1933 Act and the 1934 Act, and the rules and regulations promulgated thereunder.

                  (f) FMC has the corporate power to enter into this Agreement, the execution and delivery and performance of this Agreement have been duly authorized by all requisite corporate action, and this Agreement constitutes the valid and binding obligations of FMC.

                  (g) The execution and carrying out of this Agreement and compliance with the terms and provisions hereof by FMC will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, or result in the creation of, any lien, charge, or encumbrance upon any of the properties or assets of FMC or any of its other subsidiaries pursuant to any corporate charter, indenture, mortgage, agreement (other than that which is created by virtue of this Agreement) or other instrument to which FMC or any of its subsidiaries is a party or by which it or any of its subsidiaries if bound or affected.

                  (h) This Agreement, the FMC Disclosure Schedule and all documents and financial statements furnished hereunder on behalf of FMC do not contain and will not contain any untrue statement of a material fact nor omit to state a material fact necessary to be stated in order to make the statements contained herein and therein not misleading; and there is no fact known to FMC which materially adversely affects or in the future will materially adversely affect the business operations, affairs or condition of FMC or any of its subsidiaries or any of its or their properties or assets which has not been set forth in this Agreement the FMC Disclosure Schedule or other documents and material furnished hereunder.

                  (i) There are no agreements or contracts between FMC and its subsidiaries with any other third party that require approvals or consents that could delay or prevent the Merger of FMC and Newco and the other transactions contemplated thereby.

                  (j) Neither FMC nor any of its subsidiaries uses or handles potentially hazardous materials other than those customarily handled by medical clinics of the type managed by FMC, and have not received notification of, and are not aware of, any past or present event, condition or activity of or relating to the business, properties or assets of FMC which violates any Environmental or Occupational Safety Law.

                  13.      NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES

                  The representations and warranties made herein by FMC and Lehigh shall not survive, and shall expire with and be terminated upon, the Closing of the Merger.

                  14.      CONDITIONS TO THE OBLIGATIONS OF LEHIGH

                  The obligations of Lehigh hereunder are subject to the satisfaction on or before the Closing Date of the following conditions:

                  (a) This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of stockholders of Lehigh and FMC.

                  (b) Each "affiliate" of FMC will have properly executed and delivered the Affiliate's Agreement described in paragraph 5 hereof.

                  (c) FMC shall have furnished Lehigh with (i) certified copies of resolutions duly adopted by the holders of a majority or more of the issued and outstanding shares of FMC common stock entitled to vote, evidencing approval of this Agreement and the transactions contemplated hereby; (ii) certified copies of resolutions duly adopted by the Board of Directors of FMC approving the execution and delivery of this Agreement and authorizing all necessary or proper corporate action, to enable FMC to comply with the terms hereof and thereof; (iii) an opinion dated the closing date of counsel for FMC in form and substance satisfactory to Lehigh and its counsel to the effect that:

                  (1) FMC and each of its subsidiaries are corporations duly organized and validly existing and in good standing under the laws of its respective jurisdiction of incorporation, and to the best of the knowledge of such counsel based on inquiries of responsible officers of FMC, is duly qualified to do business and is in good standing in every jurisdiction in which the nature of their business or the character of their properties makes such qualification necessary, except where the failure to be so qualified will not have a material adverse effect on FMC's business or consolidated financial condition, and has all corporate and other power and authority, including all governmental licenses and authorizations, necessary to own its properties and to carry on its business as described in the Proxy Statement;

                  (2) this Agreement has been duly authorized and executed by proper corporate action of FMC and constitutes the valid and legally binding obligation of FMC in accordance with its terms.

                  (3) no provision of the Certificate of Incorporation or the By-laws of FMC or of any contract (except those pursuant to which waivers or consents have been obtained) known to such counsel to which FMC is a party, or any law, rule or regulation prevents it from carrying out the transactions contemplated hereby.

                  (4) there is no material action or proceeding known to such counsel, pending or threatened against FMC before a court or other governmental body or instituted or threatened by any public authority or by the holders of any securities of FMC, other than as specifically set forth in the FMC Disclosure Schedule.

                  (5) FMC has adequate title, subject only to liens and other matters set forth on the financial statements furnished to Lehigh pursuant to paragraph 12(c) hereof, to all its real estate properties, except for any lien of taxes not yet delinquent or being contested in good faith by appropriate proceedings and easements and restrictions of record which do not materially adversely affect the use of the property by FMC, and except for minor defects in titles, none of which, based upon information furnished by officers of FMC, does or will materially adversely affect FMC's use of such properties or its operations, and to which the rights of FMC therein have not been questioned. In giving such opinion, counsel may rely upon title policies previously issued to FMC or updated certificates furnished by title insurance companies.

                  (6) to the best knowledge of such counsel and based upon inquiries of responsible officers of FMC and upon searches of Uniform Commercial Code filings in the offices of the appropriate Secretary of State, there are no liens against properties of FMC (excluding real estate) except as disclosed by FMC to Lehigh in the FMC Disclosure Schedule.

In rendering its opinion, FMC counsel may rely as to factual matters on statements of officers of FMC. In rendering this opinion with respect to the laws of any jurisdiction other than Delaware, FMC counsel may rely on the opinion of other counsel retained by FMC provided that said opinion shall state that Lehigh is justified in relying on the opinion or opinions of such other counsel.

                  (d) The representations and warranties of FMC contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, except for changes permitted by this Agreement or those incurred in the ordinary course of business and FMC shall have received from FMC at the Closing a certificate dated the Closing Date of the Chairman, President or a Vice President of FMC to that effect.

                  (e) Each and all of the respective agreements of FMC to be performed on or before the Closing Date pursuant to the terms hereof shall in all material respects have been duly performed and FMC shall have delivered to FMC a certificate dated the Closing Date, of the Chairman, President or a Vice President of FMC to that effect.

                  (f) The completion of Lehigh's Proxy Statement and the effectiveness of Lehigh's Registration Statement on Form S-4, as each may be amended.

                  (g) The approval of this Agreement by the FMC Board of Directors.

                  (h) The absence of any material contingent liabilities of FMC not previously disclosed to Lehigh.

                  (i) The nonexistence of any agreement or contract that could delay or prevent the completion of the transactions contemplated by this Agreement.

                  15.      CONDITIONS TO THE OBLIGATIONS OF FMC

                  The   obligations   of  FMC   hereunder  are  subject  to  the
satisfaction on or before the Closing Date of the following conditions:

                  (a) This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of stockholders of Lehigh and FMC.

                  (b) Lehigh shall have furnished FMC with (i) certified copies of resolutions duly adopted by a majority of the holders of the issued and outstanding shares of Lehigh common stock validly present at a meeting, evidencing approval of this Agreement and the transactions contemplated hereby;
(ii) certified copies of resolutions duly adopted by the Board of Directors of Lehigh approving the execution and delivery of this Agreement and authorizing all necessary or proper corporate action, to enable Lehigh to comply with the terms hereof and thereof; (iii) an opinion dated the closing date of counsel for Lehigh in form and substance satisfactory to FMC and its counsel to the effect that:

                  (1) Lehigh and each of its subsidiaries are corporations  duly organized and validly existing and in good standing under the laws of its respective jurisdiction of incorporation, and to the best of the knowledge of such counsel based on inquiries of responsible officers of Lehigh, is duly qualified to do business and is in good standing in every jurisdiction in which the nature of their business or the character of their properties makes such qualification necessary, except where the failure to be so qualified will not have a material adverse effect on Lehigh's business or consolidated financial condition, and has all corporate and other power and authority, including all governmental licenses and authorizations, necessary to own its properties and to carry on the business as described in the Proxy Statement of Lehigh made a part of the Proxy Statement.

                  (2) this Agreement has been duly authorized and executed by proper corporate action of Lehigh and constitutes the valid and legally binding obligation of Lehigh in accordance with its terms.

                  (3) no provision of the Certificate of Incorporation or the By-laws of Lehigh or of any contract (except those pursuant to which waivers or consents have been obtained) known to such counsel to which Lehigh is a party, or any law, rule or regulation prevents it from carrying out the transactions contemplated hereby.

                  (4) there is no material action or proceeding known to such counsel, pending or threatened against Lehigh before a court or other governmental body or instituted or threatened by any public authority or by the holders of any securities of Lehigh, other than as specifically set forth in the Disclosure Schedule.

                  (5) Lehigh has adequate title, subject only to liens and other matters set forth on the financial statements furnished to FMC pursuant to paragraph 11(d) hereof, to all its real estate properties, except for any lien of taxes not yet delinquent or being contested in good faith by appropriate proceedings and easements and restrictions of record which do not materially adversely affect the use of the property by Lehigh, and except for minor defects in titles, none of which, based upon information furnished by officers of Lehigh, does or will materially adversely affect Lehigh's use of such properties or its operations, and to which the rights of Lehigh therein have not been questioned. In giving such opinion, counsel may rely upon title policies previously issued to Lehigh or updated certificates furnished by title insurance companies.

                  (6) to the best knowledge of such counsel and based upon inquiries of responsible officers of Lehigh and upon searches of Uniform Commercial Code filings in the offices of the appropriate Secretary of State, there are no liens against properties of Lehigh (excluding real estate) except as to be disclosed by Lehigh to Lehigh in the Disclosure Schedule.

In rendering its opinion, Lehigh counsel may rely as to factual matters on statements of officers of Lehigh. In rendering this opinion with resect to the laws of any jurisdiction other than Delaware, Lehigh counsel may rely on the opinion of other counsel retained by Lehigh provided that said opinion shall state that Lehigh is justified in relying on the opinion or opinions of such other counsel.

                  (c) The representations and warranties of Lehigh contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, except for changes permitted by this Agreement or those incurred in the ordinary course of business and FMC shall have received from Lehigh at the Closing a certificate dated the Closing Date of the President or a Vice President of Lehigh to that effect.

                  (d) Each and all of the respective agreements of Lehigh to be performed on or before the Closing Date pursuant to the terms hereof shall in all material respects have been duly performed and Lehigh shall have delivered to FMC a certificate dated the Closing Date, of the Chairman, President or a Vice President of Lehigh to that effect.

                  (e) The completion of Lehigh's proxy Statement and the effectiveness of Lehigh's Registration Statement on Form S-4, as each may be amended.

                  (f) The approval of this Agreement by the Lehigh Board of Directors.

                  (g) The absence of any material contingent liabilities of Lehigh not previously disclosed to FMC.

                  (h) The nonexistence of any agreement or contract that could delay or prevent the completion of the transactions contemplated by this Agreement.

                  16.      TERMINATION AND MODIFICATION OF RIGHTS

                  (a) This Agreement (except for the last three sentences of paragraph 4 of this Agreement and paragraph 17 of this Agreement) may be terminated at any time prior to the Closing Date by (i) mutual consent of the parties hereto authorized by their respective Boards of Directors or (ii) upon written notice to the other party, by either party upon authorization of its Board of Directors:

                  (1) if in its reasonably exercised judgment since the date of this Agreement there shall have occurred a material adverse change in the financial condition or business of the other party or the other party shall have suffered a material loss or damage to any of its property or assets, which change, loss or damage materially affects or impairs the ability of the other party to conduct its business, or if any previously undisclosed condition which materially adversely affects the earning power or assets of either party come to the attention of the other party; or

                  (2) if any action or proceeding shall have been instituted or threatened before a court or other governmental body or by any public authority to restrain or prohibit the transactions contemplated by this Agreement or if the consummation of such transactions would subject either of such parties to liability for breach of any law or regulation.

                  (b) As provided in paragraph 2(a), this Agreement may be terminated by either party upon notice to the other in the event the Closing shall not be held by February 1, 1997.

                  (c) Any term or condition of this Agreement may be waived at any time by the party hereto which is entitled to the benefit thereof, by action taken by the Board of Directors of such party; and any such term or condition may be amended at any time, by an agreement in writing executed by the Chairman of the Board, the President or any Vice President of each of the parties pursuant to authorization by their respective Boards of Directors provided however that no amendment of any principal term of the Merger shall be affected after approval of this Agreement by the stockholders of Lehigh, FMC and Newco unless such amendment is approved by such stockholders in accordance with applicable law.

                  17.      BREAK-UP FEE

                  In the event that Lehigh receives and consummates an Alternate Proposal (as that term is defined in paragraph 1(g) hereof), then Lehigh shall pay FMC $1,500,000 by wire transfer of immediately available funds at the date of consummation of such Alternate Proposal.

                  18.      BROKERS

                  Each of the parties represents that no broker, finder or similar person has been retained or paid and that no brokerage fee or other commission has been agreed to be paid for or on account of this Agreement other than Gruntal & Company and First Union ________.

                  19.      GOVERNING LAW

                  This Agreement shall be construed in accordance with the laws of the State of Delaware.

                  20.      NOTICES

                  All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or when mailed by registered or certified mail, postage prepaid, or when given by telex or facsimile transmission (promptly confirmed in writing), as follows:

                  (a)      If to Lehigh or Newco:

                           Salvatore J. Zizza, President
                           810 Seventh Avenue - #27 F
                           New York, NY 10019

                           With a copy to:

                           Robert A. Bruno, Esq.
                           General Counsel & Vice President
                           810 Seventh Avenue - #27 F
                           New York, NY 10019

                                    and

                           Olshan Grundman Frome & Rosenzweig LLP
                           505 Park Avenue
                           New York, NY 10022
                           Attn:  Ilan K. Reich, Esq.

                  (b)      If to FMC:

                           Dennis Sokol
                           Chairman
                           First Medical Corporation
                           1055 Washington Boulevard
                           Stamford, CT  06901

                           With a copy to:

                           Gary Epstein, Esq.
                           Greenberg Traurig
                           1221 Brickell Avenue
                           Miami, FL  33131

                  21.      NON-ASSIGNMENT

                  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

                  22.      COUNTERPARTS

                  This Agreement may be executed simultaneously in two or more counterparts, and by the different parties hereto on separate counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  23.      HEADINGS AND REFERENCES

                  The headings of the paragraphs of this Agreement are inserted for convenience of reference only.

                  24.      ENTIRE AGREEMENT; SEVERABILITY

                  This Agreement, including the Disclosure Schedules, documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. A determination that any portion of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any of the remaining portions of this Agreement or this Agreement as a whole.


                        [SIGNATURES APPEAR ON NEXT PAGE]

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto by their respective officers thereunto duly authorized by a majority of their directors as of the date first above written.

ATTEST:                                 THE LEHIGH GROUP INC.


/s/ Robert A. Bruno                     By /s/ Salvatore J. Zizza,
---------------------------             ---------------------------
AUTHORIZED OFFICER                      Salvatore J. Zizza,
                                        Chairman of the Board and
                                        Chief Executive Officer


ATTEST:                                 FIRST MEDICAL CORPORATION


                                        By /s/ Dennis A. Sokol
---------------------------             ---------------------------
AUTHORIZED OFFICER                      Name: Dennis A. Sokol
                                        Title: Chairman


ATTEST:                                 LEHIGH MANAGEMENT CORP.


/s/ Robert A. Bruno                     By /s/ Salvatore J. Zizza
---------------------------             ---------------------------
AUTHORIZED OFFICER                      Salvatore J. Zizza, President and
                                        Chief Executive Officer

                                    EXHIBIT A


                                    DEBENTURE

                                   [Attached.]

                             FMC DISCLOSURE SCHEDULE


12(b) Subscription Agreement dated June 11, 1996 between FMC and Generale de Sante International, PLC.

                               SOUTHWICKE LAWSUIT

                                   (Attached)


                                       21